  [TRAVELERS LOGO]
  The Travelers Insurance Company                                                                      TRAVELERS MARQUIS PORTFOLIOS
  One Tower Square
  Hartford, CT  06183-9061                                                                                     DATA COLLECTION FORM
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OWNER INFORMATION (HEREINAFTER REFERS TO OWNER)
-----------------------------------------------------------------------------------------------------------------------------------
Name                                                                   Address
---------------------------------------------------------------------- -------------------------------------------------------------
Date of Birth (DOB)
---------------------------------------------------------------------- -------------------------------------------------------------
SS#                                   Sex   [ ] M    [ ]  F
------------------------------------- ----------------------------------------------------------------------------------------------
U.S. Citizen     [ ]  Y     [ ]  N    Telephone (Daytime)      (  )   -
------------------------------------- ----------------------------------------------------------------------------------------------
The Owner stated above will be used for all correspondence and tax reporting purposes.
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER (NONQUALIFIED ONLY)                  Relationship to Owner:
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                              SS#                              DOB
--------------------------------------------------------------------------------- --------------------------------------------------
ANNUITANT (IF DIFFERENT FROM OWNER)
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                              SS#                              DOB
--------------------------------------------------------------------------------- --------------------------------------------------
Sex  [ ]  M    [ ]  F    If no Annuitant is specified, the Owner stated above will be the Annuitant.
------------------------ -----------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT, IF ANY (NONQUALIFIED ONLY)
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                              SS#                              DOB
--------------------------------------------------------------------------------- --------------------------------------------------
BENEFICIARY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Full Name                             SS#                                         DOB              Relationship    % To Receive
------------------------------------- ------------------------------------------- --------------------------- ----------------------
1.
------------------------------------- ------------------------------------------- --------------------------- ----------------------
2.
------------------------------------- ------------------------------------------- --------------------------- ----------------------
3.
------------------------------------- ------------------------------------------- --------------------------- ----------------------
INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                      %  Salomon Brothers Investors Fund                               %
                                                   ------                                                          -------
Delaware Small Cap Value Series                         %  Smith Barney High Income Portfolio                            %
                                                   ------                                                          -------
Delaware Investments REIT Series                        %  Smith Barney Large Cap Growth Portfolio                       %
                                                   ------                                                          -------
Dreyfus Capital Appreciation Portfolio                  %  Smith Barney Money Market Portfolio                           %
                                                   ------                                                          -------
Dreyfus Small Cap Portfolio                             %  Strategic Stock Portfolio                                     %
                                                   ------                                                          -------
Franklin Small Company Investments Fund                 %  Strong Schafer Value Fund II                                  %
                                                   ------                                                          -------
Jurika & Voyles Core Equity Portfolio                   %  TBC Managed Income Portfolio                                  %
                                                   ------                                                          -------
Large Cap Portfolio (Fidelity Sub-adviser)              %  Templeton Developing Markets Fund                             %
                                                   ------                                                          -------
Lazard International Stock Portfolio                    %  Templeton International Fund                                  %
                                                   ------                                                          -------
MFS Research Portfolio                                  %  Travelers Disciplined Mid Cap Stock Portfolio                 %
                                                   ------                                                          -------
Montgomery Variable Series: Growth Fund                 %  Travelers Disciplined Small Cap                               %
                                                   ------                                                          -------
NWQ Large Cap Portfolio                                 %  Travelers U.S. Government Securities Portfolio                %
                                                   ------                                                          -------
OpCap OCC Accumulation Trust Equity Portfolio           %  Warburg Pincus Emerging Markets Portfolio                     %
                                                   ------                                                          -------
                                                           Other                                                         %
                                                                      ---------------------------------------      -------

                                                                                                           TOTAL      100%


------------------------- ---------------------------------------------- -----------------------------------------------------------
DOLLAR COST AVERAGING     SYSTEMATIC WITHDRAWAL                          PURCHASE AMOUNT ($25,000 MINIMUM)
------------------------- ---------------------------------------------- -----------------------------------------------------------
   [ ] Y [ ] N                 [ ] Y [ ] N                               Amount of Initial Purchase Payment:
                                                                                                              ------------------
------------------------- ---------------------------------------------- -----------------------------------------------------------
TYPE OF PLAN                                                           REPLACEMENT INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
[ ]  Nonqualified             [ ]  403(b) TSA                          Will the contract applied for replace any existing annuity
[ ]  IRA Rollover/Transfer         Rollover/Transfer                   contract or life insurance policy?    [ ] Y      [ ] N
[ ]  Roth IRA Rollover/   [ ]      Other, please specify:
     Transfer                                                          If Yes, specify company name and contract number in the
                               ------------------                      "Remarks" section below.
[ ]  Roth IRA Conversion
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT     [ ]   Standard
                [ ]   Enhanced
------------------------------------------------------------------------------------------------------------------------------------
Remarks:

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGMENT
------------------------------------------------------------------------------------------------------------------------------------
I understand the certificate will take effect when the first purchase payment is received and the application is approved in the
Home Office of The Travelers. ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE
OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. No Representative is authorized to make changes to the certificate or application. I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS. In Nonqualified situations if the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

For Nonqualified certificates, if the Owner dies and is survived by the Annuitant before an Annuity Option or an Income Option payment begins, the surviving Joint Owner assumes full ownership of the certificate and not the Beneficiary named by Written
Request.


------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                                                                         Date
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner's Signature                                                                   Date
------------------------------------------------------------------------------------------------------------------------------------
City                                                                          State                                Zip Code
----------------------------------------------------------------------------- ------------------------------------------------------
REPRESENTATIVE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief. Will the
contract applied for replace any existing annuity contract or life insurance policy? |_| Y |_| N

Please Include:  Phone #:  (   )                                                            Fax #:  (   )
                                 -----------------------------------------------------                    --------------------------
------------------------------------------------------------------------------- ------------------------------------------- --------
Representative's Name                                                           SS#                            License #
------------------------------------------------------------------------------------------------------------------------------------
Representative's Signature                                                                                     Date
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer
------------------------------------------------------------------------------------------------------------------------------------